EXHIBIT 99.5

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR18 Group 2
Mortgage Loans
Preliminary Collateral Information As of 12/01/05

TOTAL CURRENT BALANCE	$71,262,935
TOTAL ORIGINAL BALANCE	$71,270,373

NUMBER OF LOANS	121

			Minimum		Maximum
AVG CURRENT BALANCE	$588,950		$411,000		$1,050,000
AVG ORIGNAL BALANCE	$589,011		$411,000		$1,050,000

WAVG GROSS COUPON	5.83%		5.00%		6.63%
WAVG GROSS MARGIN	2.25%		2.25%		2.25%
WAVG MAX INT RATE	10.84%		10.00%		11.75%

WAVG CURRENT LTV	70.93%		33.92%		80.00%

WAVG FICO SCORE	724		624		816

WAVG MONTHS TO ROLL	83	months	80	months	84	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	356	months	360	months
WAVG SEASONING	1	months	0	months	4	months

TOP STATE CONC	CA(74.95%),WA(6.00%),AZ(4.40%)
MAXIMUM CA ZIPCODE	1.89%

FIRST PAY DATE			September 1,2005		January 1,2006

RATE CHANGE DATE			August 1,2012		December 1,2012

MATURE DATE			August 1,2035		December 1,2035

WaMu Capital Corp.,
A Washington Mutual, Inc. Company

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
7/1 I/O LIBOR	100	$59,521,641	83.52%
7/1 LIBOR	21	11,741,294	16.48
Total	121	$71,262,935	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
400,001—500,000	38	$16,903,211	23.72%
500,001—600,000	37	20,382,211	28.60
600,001—700,000	23	14,749,384	20.70
700,001—800,000	12	9,122,063	12.80
800,001—900,000	6	5,111,500	7.17
900,001—1,000,000	4	3,944,566	5.54
1,000,001—1,100,000	1	1,050,000	1.47
Total	121	$71,262,935	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.751—5.000	1	$612,774	0.86%
5.001—5.250	2	1,391,250	1.95
5.251—5.500	18	11,779,514	16.53
5.501—5.750	34	19,418,987	27.25
5.751—6.000	42	24,303,510	34.10
6.001 >=	24	13,756,900	19.30
Total	121	$71,262,935	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001—2.250	121	$71,262,935	100.00%
Total	121	$71,262,935	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.751—10.000	1	$612,774	0.86%
10.001—10.250	2	1,391,250	1.95
10.251—10.500	18	11,779,514	16.53
10.501—10.750	33	18,797,387	26.38
10.751—11.000	42	24,303,510	34.10
11.001 >=	25	14,378,500	20.18
Total	121	$71,262,935	100.00%

FIRST RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	121	$71,262,935	100.00%
Total	121	$71,262,935	100.00%

PERIODIC RATE CAP(%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	121	$71,262,935	100.00%
Total	121	$71,262,935	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	121	$71,262,935	100.00%
Total	121	$71,262,935	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
351—360	121	$71,262,935	100.00%
Total	121	$71,262,935	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	63	$36,611,050	51.37%
1—6	58	34,651,885	48.63
Total	121	$71,262,935	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
80	1	$612,774	0.86%
82	10	6,452,954	9.06
83	47	27,586,157	38.71
84	63	36,611,050	51.37
Total	121	$71,262,935	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
31—35	1	$536,000	0.75%
36—40	2	1,215,000	1.70
41—45	2	1,180,000	1.66
46—50	1	850,000	1.19
51—55	5	2,734,000	3.84
56—60	4	2,347,000	3.29
61—65	9	5,721,000	8.03
66—70	20	12,470,387	17.50
71—75	32	18,886,331	26.50
76—80	45	25,323,217	35.53
Total	121	$71,262,935	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620—639	2	$1,535,600	2.15%
640—659	3	1,495,000	2.10
660—679	5	2,802,274	3.93
680—699	27	15,283,173	21.45
700—719	21	12,685,561	17.80
720—739	20	11,677,244	16.39
740—759	20	11,651,986	16.35
760—779	11	7,429,898	10.43
780—799	11	6,237,200	8.75
800 >=	1	465,000	0.65
Total	121	$71,262,935	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Reduced	71	$41,678,851	58.49%
Full	50	29,584,084	41.51
Total	121	$71,262,935	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	100	$59,521,641	83.52%
No	21	11,741,294	16.48
Total	121	$71,262,935	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	118	$69,335,435	97.30%
Second Home	3	1,927,500	2.70
Total	121	$71,262,935	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condo	7	$3,935,500	5.52%
PUD	18	11,495,700	16.13
Single Family	95	55,306,774	77.61
Townhouse	1	524,961	0.74
Total	121	$71,262,935	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	40	$24,108,478	33.83%
Refi—Cash Out	55	32,875,370	46.13
Refi—No Cash Out	26	14,279,088	20.04
Total	121	$71,262,935	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Yr LIBOR	121	$71,262,935	100.00%
Total	121	$71,262,935	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	120	$70,268,935	98.61%
36	1	994,000	1.39
Total	121	$71,262,935	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AZ	5	$3,135,000	4.40%
CA	90	53,414,098	74.95
CO	2	1,279,000	1.79
CT	1	465,000	0.65
FL	2	1,045,600	1.47
IL	2	1,282,800	1.80
MA	1	421,938	0.59
MD	2	1,001,000	1.40
NY	3	1,851,950	2.60
OR	1	540,000	0.76
PA	1	420,000	0.59
VA	3	2,130,000	2.99
WA	8	4,276,550	6.00
Total	121	$71,262,935	100.00%

Combined Loan To Value Ratio of First and Second Liens at Origination (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (1)	80	$46,563,115	65.34%
No Second Lien	38	$23,303,921	32.7
51—55	1	420,000	0.59
76—80	1	527,900	0.74
86—90	1	448,000	0.63
Total	121	$71,262,935	100.00%

 Non-Zero Weighted Avg. 75.69%

(1)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the combined loan to value ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Second Lien	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (2)	80	$46,563,115	65.34%
N	38	$23,303,921	32.7
Y	3	1,395,900	1.96
Total	121	$71,262,935	100.00%

  (2)          With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the second lien distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of Mortgage Payment (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (3)	80	$46,563,115	65.34%
1—5	1	420,000	0.59
6—10	1	584,000	0.82
11—15	3	2,235,566	3.14
16—20	7	4,516,000	6.34
21—25	11	5,905,088	8.29
26—30	7	4,358,213	6.12
31—35	1	450,000	0.63
36—40	3	1,785,574	2.51
41—45	5	3,069,380	4.31
46—50	1	820,000	1.15
51—55	1	556,000	0.78
Total	121	$71,262,935	100.00%

 Non-Zero Weighted Avg. 27.18%

(3)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.

Monthly Debt to Income Ratio of All Debt (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Data Not Compiled (4)	80	$46,563,115	65.34%
1—5	1	420,000	0.59
16—20	1	584,000	0.82
21—25	7	4,168,900	5.85
26—30	6	3,752,688	5.27
31—35	4	2,175,000	3.05
36—40	7	4,604,590	6.46
41—45	7	3,881,563	5.45
46—50	7	4,557,080	6.39
51—55	1	556,000	0.78
Total	121	$71,262,935	100.00%

Non-Zero Weighted Avg. 35.54%

(4)           With respect to the mortgage loans for which data has not been compiled, no assurance can be given that the debt-to-income ratio distribution of such mortgage loans does not differ from such distribution for the remaining mortgage loans, and the distribution could differ substantially.